SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 9, 2003

MAXWELL SHOE COMPANY INC.

(Exact name of registrant as specified in its charter)

Delaware	04-2599205
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

101 Sprague Street PO Box 37 Hyde Park (Boston), MA	02137-0037
(Address of principal executive offices)	(Zip code)

(617) 364-5090

(Registrant’s telephone number, including area code)

None

(Former name, former address and former fiscal year, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

Exhibit No.	Description
99.1	Press Release issued June 9, 2003

ITEM 9. REGULATION FD DISCLOSURE (INFORMATION IS BEING PROVIDED UNDER ITEM 12 – RESULTS OF OPERATIONS AND FINANCIAL CONDITION OF FORM 8-K)

On June 9, 2003, Maxwell Shoe Company Inc. (the “Company”) issued a press release discussing its results of operations and financial condition for the second quarter 2003.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Item 9 is being furnished pursuant to Item 12 of Form 8-K, “Results of Operations and Financial Condition,” in accordance with the interim guidance provided by the Securities and Exchange Commission (the “SEC”) in Release No. 33-8216 issued March 27, 2003. The information in this Current Report, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned thereunto duly authorized.

MAXWELL SHOE COMPANY INC.

Date: June 9, 2003	By:	/s/ RICHARD J. BAKOS
Richard J. Bakos Vice President, Finance and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued June 9, 2003

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